UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2009

VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110 Scotts Valley, CA	95066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (831) 438-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 9, 2009, VirnetX Holding Corporation (the “Company”) entered into an engagement letter (the “Engagement Letter”) with McKool Smith, a professional corporation (“McKool”), confirming McKool as the Company’s lead counsel in the Company’s ongoing patent infringement litigation against Microsoft Corporation (the “Microsoft Litigation”).

McKool has agreed to represent the Company in the Microsoft Litigation for a fixed fee of $3 million and a contingency fee of 8% of the litigation proceeds. In the event of a judgment or settlement below an agreed upon amount (designed to approximate the total legal fees associated with the matter), McKool’s fixed fee will be limited to the actual time spent by McKool, up to a maximum of $3 million, plus the contingency fee of 8% of the litigation proceeds. McKool’s out-of-pocket expenses are not capped pursuant to the Engagement Letter but are estimated to be approximately $1 million.

The foregoing description of the Engagement Letter is a summary of the terms of the agreement between McKool and the Company and does not purport to summarize or include all terms related to the Engagement Letter. The foregoing summary is qualified in its entirety by reference to the full text of the Engagement Letter which will be filed as an exhibit to the Company’s Quarterly Report for the quarter ended June 30, 2009.

On June 11, 2009, the Company issued a press release announcing the engagement of McKool in connection with the Microsoft Litigation, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Statements in this report that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein include, without limitation, statements relating to McKool’s representation of the Company in connection with the Company’s patent infringement litigation against Microsoft Corporation. In addition to statements which explicitly describe risks and uncertainties, readers are urged to consider statements labeled with the terms “will,” “believes,” “belief,” “expects,” “intends,” “anticipates,” “will seek to,” or “plans” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject to all of the other risks and uncertainties that are described from time to time under the heading “Risk Factors” in the Company’s reports filed with the Securities and Exchange Commission, most recently in the Company’s Quarterly Report on Form 10-Q filed on May 11, 2009.

Item 9.01 Financial Statements and Exhibits

  (d) Exhibits

Exhibit No.	Description

99.1	Press Release of VirnetX Holding Corporation dated June 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2009

VIRNETX HOLDING CORPORATION

By: /s/ Kendall Larsen
Name: Kendall Larsen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of VirnetX Holding Corporation dated June 11, 2009.